UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2019

PERCEPTRON, INC.

(Exact name of registrant as specified in charter)

Michigan	0-20206	38-2381442
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47827 Halyard Drive, Plymouth, MI	48170-2461
(Address of principal executive offices)	(Zip Code)

(734) 414-6100

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value Rights to Purchase Preferred Stock	PRCP	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”) was held on November 18, 2019 at the Company’s headquarters in Plymouth, Michigan. Of the 9,666,841 shares of the Company’s Common Stock issued, outstanding and entitled to vote at the 2019 Annual Meeting, a total 8,200,569 of shares (or approximately 84.83%) were represented in person or by proxy at the meeting. Set forth below are the final voting results for the proposals voted on at the 2019 Annual Meeting.

1.	Election of six nominees to the Company’s Board of Directors for a one-year term expiring at the 2020 Annual Meeting of Shareholders, or until their successors are duly elected and qualified:

Nominee	For	Number of Shares Withheld	Broker Non-Votes
John F. Bryant	5,799,514	107,400	2,293,655
Jay W. Freeland	5,834,231	72,683	2,293,655
Sujatha Kumar	5,848,372	58,542	2,293,655
C. Richard Neely, Jr.	5,802,839	104,075	2,293,655
James A. Ratigan	5,835,780	71,134	2,293,655
William C. Taylor	5,825,333	81,581	2,293,655

As a result, each nominee was elected by the Company’s shareholders, as recommended by the Board of Directors. As previously reported in the Company’s Current Report on Form 8-K filed with the SEC on November 12, 2019, David Watza, who was nominated in the Company’s proxy statement for election to the Board of Directors, resigned from the Board of Directors prior to the 2019 Annual Meeting and withdrew his nomination for election to the Board of Directors at the 2019 Annual Meeting. As a result of Mr. Watza’s resignation, the Board reduced the size of the Board to be elected at the 2019 Annual Meeting to six members

2.	Approval of an advisory vote on executive compensation (“Say-on-Pay”).

For	Against	Abstain	Broker Non-Votes
5,601,971	141,810	163,133	2,293,655

As a result, the non-binding resolution to approve the compensation of the Company’s named executive officers was approved by the shareholders on an advisory basis, as recommended by the Board of Directors.

3.	Approval of an advisory vote on the frequency of the approval of executive compensation.

1 Year	2 Years	3 Years	Abstain
5,199,068	4,324	675,363	28,159

After taking into consideration the vote of the Company’s shareholders, including the Board of Director’s recommendation to the Company’s shareholders for an advisory vote every year, the Board of Directors has determined that an advisory vote on the compensation of the Company’s named executive officers that occurs every year is the most appropriate alternative for the Company until the next vote on the frequency of such advisory vote is conducted, which will be no later than the 2025 annual shareholders meeting, or until the Board of Directors determines that a different frequency for such advisory vote would be in the best interest of the Company’s shareholders.

4.	Ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020:

For	Against	Abstain
8,173,842	12,986	13,741

As a result, the selection of BDO USA, LLP was ratified and approved by the Company’s shareholders, as recommended by the Board of Directors.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERCEPTRON, INC.

Date: November 19, 2019	/s/ Jay W. Freeland
	By:	Jay W. Freeland
	Its:	Chairman of the Board and Interim President and
Chief Executive Officer

3